UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2010

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

3131 Las Vegas Boulevard South
Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Indenture for 7⅞% First Mortgage Notes due 2020

On April 28, 2010, Wynn Las Vegas, LLC (“Wynn Las Vegas”) and Wynn Las Vegas Capital Corp. (“Capital Corp.” and, together with Wynn Las Vegas, the “Issuers”) completed their offer to exchange outstanding 6 5/8% First Mortgage Notes due 2014 of the Issuers (the “2014 Notes”) for 7⅞% First Mortgage Notes due 2020 of the Issuers (the “2020 Notes”).  In connection with such offering, $382,010,000 principal amount of 2014 Notes were tendered for a like principal amount of 2020 Notes.  The 2020 Notes were issued pursuant to an Indenture, dated as of April 28, 2010 (the “Indenture”), among the Issuers, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”).

The 2020 Notes will mature on May 1, 2020 and bear interest at the rate of 7⅞% per annum. The Issuers may redeem all or a portion of the 2020 Notes at any time on or after May 1, 2015 at a premium decreasing ratably to zero, plus accrued and unpaid interest. In addition, prior to May 1, 2013 the Issuers may redeem up to 35% of the aggregate principal amount of the 2020 Notes at a premium with the net proceeds of one or more qualified equity contributions made to the Issuers by their parent, Wynn Resorts, Limited. If the Issuers undergo a change of control, they must offer to repurchase the 2020 Notes at 101% of the principal amount, plus accrued and unpaid interest. If the Issuers sell certain assets or suffer an event of loss, and the Issuers do not use the resulting proceeds for specified purposes, they must offer to repurchase the 2020 Notes at 100% of the principal amount, plus accrued and unpaid interest. The 2020 Notes are also subject to mandatory redemption requirements imposed by gaming laws and regulations of gaming authorities in Nevada.

The 2020 Notes are the Issuers’ senior secured obligations and rank pari passu in right of payment with borrowings under Wynn Las Vegas’ credit facilities and the Issuers’ 2014 Notes that remain outstanding following the completion of the exchange offer and the 7⅞% First Mortgage Notes due 2017 of the Issuers (together with the outstanding 2014 Notes, the “Existing Notes”). The 2020 Notes are secured on an equal and ratable basis (with certain exceptions) by a first priority lien on substantially all of the Issuers’ existing and future assets, and, subject to gaming approval, a first priority pledge of Wynn Las Vegas’ equity interests, all of which is the same collateral that secures borrowings under Wynn Las Vegas’ credit facilities and the Existing Notes. The first priority lien securing the 2020 Notes may be released in whole, or in part, under certain circumstances without the consent of the holders of the 2020 Notes. Pursuant to an intercreditor agreement, as long as any indebtedness is outstanding under Wynn Las Vegas’ credit facilities or any of the 2014 Notes remain outstanding, the holders of the 2020 Notes will not have any right to direct the collateral agent to enforce remedies against the collateral.

The 2020 Notes are jointly and severally guaranteed by all of the Issuers’ subsidiaries except Wynn Completion Guarantor, LLC (the “Guarantors”). The guarantees of the 2020 Notes are secured on an equal and ratable basis by a first priority lien on substantially all of the Guarantors’ assets, the same collateral that secures the guarantees under Wynn Las Vegas’ credit facilities and the Existing Notes.

The Indenture contains covenants limiting the Issuers’ and the Issuers’ restricted subsidiaries’ ability to: pay dividends or distributions or repurchase equity; incur additional debt; make investments; create liens on assets; enter into transactions with affiliates; issue stock of, or member’s interests in, subsidiaries; enter into sale-leaseback transactions; engage in other businesses; merge or consolidate with another company; transfer and sell assets; issue disqualified stock; create dividend and other payment restrictions affecting subsidiaries; and designate restricted and unrestricted subsidiaries. These covenants are subject to a number of important and significant limitations, qualifications and exceptions.

Events of default under the Indenture include, among others, the following: default for 30 days in the payment when due of interest on the 2020 Notes, default in payment when due of the principal of, or premium, if any, on the 2020 Notes; failure to comply with certain covenants in the Indenture; and certain events of bankruptcy or insolvency. In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to the Issuers, any significant restricted subsidiary or any group of restricted subsidiaries that, taken together, would constitute a significant restricted subsidiary, all 2020 Notes then outstanding will become due and payable immediately without further action or notice.

The foregoing description is not complete and is qualified in its entirety by the Indenture, which is filed herewith as Exhibit 4.1 and incorporated herein by this reference.

Registration Rights Agreement for 7⅞% First Mortgage Notes due 2020

On April 28, 2010, in connection with the issuance of the 2020 Notes, the Issuers entered into a Registration Rights Agreement (the “Registration Rights Agreement”), by and among the Issuers, the Guarantors, Deutsche Bank Securities Inc., Banc of America Securities LLC and J.P. Morgan Securities Inc.

Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors agreed to register with the Securities and Exchange Commission (the “SEC”) exchange notes (the “Exchange Notes”), having substantially identical terms as the 2020 Notes, as part of an offer to exchange freely tradable Exchange Notes for the 2020 Notes. Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors agreed to file a registration statement with the SEC within 210 days after April 28, 2010 and to use all commercially reasonable efforts to cause the registration statement to be declared effective by the SEC within 300 days after April 28, 2010. The Issuers and the Guarantors agreed to file a shelf registration statement with the SEC for the resale of the 2020 Notes if they cannot complete an exchange offer within the time periods listed in the preceding sentence and in certain other circumstances. The Issuers and the Guarantors may be required to pay liquidated damages if they fail to comply with the registration and exchange requirements set forth in the Registration Rights Agreement.

The foregoing description is not complete and is qualified in its entirety by the Registration Rights Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Fourth Amendment to Amended and Restated Master Disbursement Agreement

On April 28, 2010 in connection with the issuance of the 2020 Notes, Wynn Las Vegas entered into a fourth amendment (the “Fourth Amendment”) to its Amended and Restated Master Disbursement Agreement, dated as of October 25, 2007, as amended by a First Amendment thereto, dated as of October 31, 2007, a Second Amendment thereto, dated as of November 6, 2007, section 7(a) of that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2009, and a Third Amendment thereto, dated as of October 19, 2009 (as so amended, the “Disbursement Agreement”), by and among Wynn Las Vegas, Deutsche Bank Trust Company Americas, as bank agent, and Deutsche Bank Trust Company Americas, as disbursement agent. The Fourth Amendment makes certain technical changes to the Disbursement Agreement in connection with the issuance of the 2020 Notes.

The foregoing description is not complete and is qualified in its entirety by the Fourth Amendment, which is filed herewith as Exhibit 10.2 and incorporated herein by this reference.

Sixth Amendment to Amended and Restated Credit Agreement

On April 28, 2010, Wynn Las Vegas entered into a sixth amendment (“Amendment No. 6”) to its Amended and Restated Credit Agreement, dated as of August 15, 2006 (as amended by a First Amendment to Amended and Restated Credit Agreement, dated as of April 9, 2007, a Second Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2007, a Third Amendment to Amended and Restated Credit Agreement, dated as of September 17, 2008, a Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2009, and a Fifth Amendment to Amended and Restated Credit Agreement, dated as of September 10, 2010, the “Credit Agreement”), among Wynn Las Vegas, Deutsche Bank Trust Company Americas, as Administrative Agent, issuing lender and swing line lender, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger and joint book running manager, Bank of America, N.A., as syndication agent, J.P. Morgan Securities Inc., as arranger and joint book running manager, JPMorgan Chase Bank, N.A., as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book running manager, Société Générale, as joint documentation agent, Bank of Scotland, as managing agent, HSH Nordbank AG, as managing agent, the Royal Bank of Scotland PLC, as managing agent, Wachovia Bank, as managing agent, and the several banks and other financial institutions or entities from time to time parties thereto as lenders.  Amendment No. 6 makes certain technical changes to the Credit Agreement in connection with the issuance of the 2020 Notes.

The foregoing description is not complete and is qualified in its entirety by Amendment No. 6, which is filed herewith as Exhibit 10.3 and incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit Number	Description

4.1	Indenture, dated as of April 28, 2010, by and among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp., the Guarantors set forth therein and U.S. Bank National Association, as trustee.

10.1
Registration Rights Agreement, dated as of April 28, 2010, by and among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp., the Guarantors set forth therein, Deutsche Bank Securities Inc., Banc of America Securities LLC and J.P. Morgan Securities Inc.

10.2
Fourth Amendment to Amended and Restated Master Disbursement Agreement, dated April 28,2010, by and among Wynn Las Vegas, LLC, Deutsche Bank Trust Company Americas, as the Bank Agent, and Deutsche Bank Trust Company Americas, as the Disbursement Agent.

10.3
Sixth Amendment to Amended and Restated Credit Agreement dated as of April 28, 2010 among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp., Wynn Show Performers, LLC, Wynn Golf, LLC, Wynn Sunrise, LLC, World Travel, LLC, Kevyn, LLC, Las Vegas Jet, LLC, Wynn Resorts Holdings, LLC, Wynn Completion Guarantor, LLC and Deutsche Bank Trust Company Americas, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           April 28, 2010

WYNN RESORTS, LIMITED

By:	/s/ Matt Maddox
Matt Maddox
Chief Financial Officer and
Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           April 28, 2010
WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC,
its sole member

By:	Wynn Resorts, Limited,
its sole member

By:	/s/ Matt Maddox
Matt Maddox
Chief Financial Officer and
Treasurer